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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 18, 2002



                              PLANAR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



            OREGON                        0-23018                93-0835396
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
           incorporation)                                    Identification No.)


                              1400 NW Compton Drive
                             Beaverton, Oregon 97008
                                 (503) 690-1100
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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Item 5.   OTHER EVENTS

          On March 19, 2002, Planar Systems, Inc. (the "Company") issued a press release announcing that it had signed a definitive agreement to acquire DOME imaging systems, inc. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits

          99.1   Press Release issued by Planar Systems, Inc. on March 19, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 19, 2002.

                                                     PLANAR SYSTEMS, INC.
                                                     (Registrant)



                                                     /s/ Steven J. Buhaly
                                                     ---------------------------
                                                     Steven J. Buhaly
                                                     Vice President and
                                                     Chief Financial Officer

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